EXHIBIT 99.2

                            ADMINISTRATION AGREEMENT


         This ADMINISTRATION AGREEMENT, dated as of October 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and among FORD CREDIT AUTO OWNER TRUST 2000-F, a Delaware business trust (the "Issuer"), FORD MOTOR CREDIT COMPANY, a Delaware corporation, as administrator (the "Administrator"), and THE CHASE MANHATTAN BANK, a New York corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

         WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture and the Certificates pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including (i) the Sale and Servicing
Agreement, (ii) the Note Depository Agreement, (iii) the Interest Rate Swap Agreements and (iv) the Indenture (the Sale and Servicing Agreement, the Note Depository Agreement, the Interest Rate Swap Agreements and the Indenture being referred to hereinafter collectively as the "Related Agreements");

         WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain duties of the Issuer and the Owner Trustee under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

         2. Duties of the Administrator. (a) Duties with Respect to the Indenture and the Note Depository Agreement. (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Note Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Note Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Note Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate Persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture, the Interest Rate Swap Agreements and the Note Depository Agreement. In furtherance of the foregoing, the Administrator shall take, in the name and on behalf of the Issuer or the Owner Trustee, all appropriate action that is the duty of the Issuer or the Owner Trustee to take, if any, pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

                  (A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.5);

                  (B) the  determination  as to whether the  requirements of UCC
         Section 8-401(1) are met and the preparation of an Issuer Request requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.6);

                  (C) the notification of Noteholders of the final principal payment on their Notes (Section 2.8(b));

                  (D)      the   preparation  of  or  obtaining  of  the
         documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.2);

                  (E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture (Section 2.10);

                  (F) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.13);

                  (G) the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes if the Indenture Trustee ceases to maintain such an office (Section 3.2);

                  (H) the duty to cause newly appointed Note Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);

                  (I) the direction to the Indenture Trustee to deposit monies with Note Paying Agents, if any, other than the Indenture Trustee (Section 3.3);

                  (J) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate (Section 3.4);

                  (K) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Indenture Trust Estate (Sections 3.5 and 3.7(c));

                  (L) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections
         3.6 and 3.9);

                  (M)  the   identification  to  the  Indenture  Trustee  in  an
         Officer's Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

                  (N) the notification of the Indenture Trustee and the Rating Agencies of an Event of Servicing Termination under the Sale and Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

                  (O) the preparation and obtaining of documents and instruments required for the consolidation or merger of the Issuer with another entity or the transfer by the Issuer of its properties or assets (Section 3.10);

                  (P) the duty to cause the Servicer to comply with Sections 3.9, 3.10, 3.11, 3.12, 3.13 and 4.9 and Article VI of the Sale and Servicing Agreement (Section 3.14);

                  (Q) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement, by Ford Credit or the Seller under the Purchase Agreement or any Swap Counterparty under the Interest Rate Swap Agreements (Section 3.20);

                  (R) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinions of Counsel and the Independent Certificate relating thereto (Section 4.1);

                  (S) the monitoring of the Issuer's obligations as to the satisfaction, discharge and defeasance of the Notes and the preparation of an Officer's Certificate and the obtaining of an opinion of a nationally recognized firm of independent certified public accountants, a written certification thereof and the Opinions of Counsel relating thereto (Section 4.2);

                  (T) the preparation of an Officer's Certificate to the Indenture Trustee after the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(iii) of the Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto (Section 5.1);

                  (U) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default shall have occurred and be continuing (Section 5.4);

                  (V) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8);

                  (W) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections
         6.8 and 6.10);

                  (X) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

                  (Y) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3);

                  (Z) the opening of one or more accounts in the Issuer's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment, to the extent permitted, of funds in such accounts (Sections 8.2 and 8.3);

                  (AA) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5);

                  (AB) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

                  (AC) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.6);

                  (AD) the notification of Noteholders and Luxembourg Stock Exchange of redemption of the Notes or duty to cause the Indenture Trustee to provide such notification (Section 10.2);

                  (AE) the preparation of all Officer's Certificates, Issuer Requests and Issuer Orders and the obtaining of Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

                  (AF)  the  preparation  of  Officer's   Certificates  and  the
         obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b));

                  (AG) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.4 of the Indenture (Section 11.4);

                  (AH) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

                  (AI) the recording of the Indenture, if applicable (Section 11.15).

                  (ii)     The Administrator will:

                  (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                  (C) indemnify the Indenture Trustee and their agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses (including reasonable attorneys' fees) of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture;

                  (D) indemnify the Owner Trustee and the Delaware Trustee and their successors, assigns, directors, officers, employees, agents and servants (collectively, the "Indemnified Parties") for, and hold them harmless against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee, the Delaware Trustee or any other Indemnified Party in any way relating to or arising out of the Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee under the Trust Agreement, except only that the Administrator shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Indemnified Party's own willful misconduct, bad faith or negligence; and

                  (E) indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Delaware Trustee, the Indenture Trustee and any of their respective officers, directors, employees and agents from and against any loss, liability or expense incurred by reason of (i) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or (ii) any breach of the Depositor of any term, provision or covenant contained in the Sale and Servicing Agreement.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Delaware Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any such amount from others, such Person shall promptly repay such amounts to the Administrator, without interest.

         (b) Duties with Respect to the Issuance of VPTNs and Interest Rate Swap Agreements. (i) Subject to the terms and conditions of this Section 2(b), on the Targeted Scheduled Distribution Date for each Subclass of Class A Notes and any one Monthly Distribution Dates thereafter until such Subclass of Class A Notes is paid in full, the Administrator shall cause the Issuer to issue a related VPTN in the aggregate principal amount equal to the VPTN Issuance Amount if the conditions in this Section 2(b)(iii) are satisfied against payment to the Issuer of the par price. The Administrator shall determine, in its sole discretion, the VPTN Rate for each issuance of VPTNs, which shall equal, for each Monthly Distribution Date, one-month LIBOR plus a fixed percentage which will be determined at the time of issuance based on market conditions but which will not exceed 1.50%.

         (ii) The Administrator agrees to cause the Trust to offer each VPTN that may be issued on the Targeted Scheduled Distribution Date for a Subclass of Class A Notes to FCAR Owner Trust and, if FCAR Owner Trust is unable or unwilling to purchase such VPTN, the Administrator agrees to use reasonable efforts to locate another Eligible Purchaser and cause the Trust to offer such VPTN to such Eligible Purchaser. Neither the Administrator, the Seller nor the Servicer shall be obligated to identify any other Eligible Purchaser for any VPTN.

         (iii) No VPTN may be issued on a Targeted Scheduled Distribution Date or any Monthly Distribution Date unless the following conditions are satisfied:

         (A) the VPTN must be rated "AAA" and "Aaa" by S&P and Moody's, respectively;

         (B) the aggregate amount of the proceeds of the issuance and sale of the Variable Pay Term Notes on such Monthly Distribution Date (including any related Servicer Liquidity Advances) will be sufficient, when taken together with amounts on deposit in the Principal Distribution Account that are allocable to principal payments on the Class A Notes and the amounts on deposit in the Accumulation Account, to repay, each in its entirety, one or more of the Subclasses of Class A Notes that have reached or passed their Targeted Scheduled Distribution Dates;

         (C) the Interest Rate Swap Agreements must be in full force and effect with respective notional amounts equal to (1) with respect to each of the Floating Rate Class A Note Interest Rate Swaps, the aggregate Principal Balance of the related Subclass of Floating Rate Class A Notes and (2) with respect to the Variably Pay Term Notes Interest Rate Swap, the aggregate Principal Balance of the VPTNs to be issued and all other outstanding VPTNs;

         (D)      no Early Amortization Event shall have occurred;

         (E) no Event of Servicing Termination shall have occurred and be continuing;

         (F)      no Event of Default shall have occurred and be continuing;

         (G)      the purchase price of the VPTN must be equal to par; and

         (H) the interest rate on the VPTN must be equal to one-month LIBOR plus a spread not greater than 1.50%.

         (iv) Promptly following the early termination of an Interest Rate Swap Agreement due to a Termination Event or an Event of Default (as such terms are defined in the Interest Rate Swap Agreement), the Administrator agrees to use reasonable efforts to cause the Issuer to enter into a replacement interest rate swap agreement on terms similar to those of such Interest Rate Swap Agreement with an eligible swap counterparty. If and to the extent any Swap Termination Payments that are received from a Swap Counterparty are to be applied as an initial payment to a replacement Swap Counterparty, the Administrator shall direct the Indenture Trustee to retain such amounts and shall provide the Indenture Trustee with written instructions regarding the application and payment of such amounts.

         (v) If a Swap Counterparty is required to collateralize any Interest Rate Swap transaction, the Administrator shall send written instructions to the Indenture Trustee to establish individual collateral accounts and to hold any securities deposited therein in trust and invest any cash amounts therein in accordance with the provisions of the Interest Rate Swap Agreement.

         (vi) The Administrator shall notify the Indenture Trustee of the occurrence or existence of a default, event of default or similar condition or event with respect to any credit support provider for a Swap Counterparty or any payment default with respect to any credit support provider or Swap Counterparty in amounts equal to or greater than the threshold amounts specified in, and in accordance with Section 5(a)(vi) of, the Interest Rate Swap Agreements.

         (vii) The Administrator shall notify the Swap Counterparties of any proposed amendment or supplement to this Agreement or to any of the Indenture, the Purchase Agreement, the Sale and Servicing Agreement or the Trust Agreement. If such proposed amendment or supplement would adversely affect any of the Swap Counterparties' rights or obligations under the Interest Rate Swap Agreements or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreements, the Administrator shall obtain the consent of the Swap Counterparties prior to the adoption of such amendment or supplement, provided, the Swap Counterparties' consent to any such amendment or supplement shall not be unreasonably withheld, and provided further, a Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent and in accordance with the terms of the Interest Rate Swap Agreement.

         (viii) At least five days prior to the effective date of any proposed amendment or supplement to any Interest Rate Swap Agreement, the Administrator shall provide the Rating Agencies with a copy of the amendment or supplement. Unless the amendment or supplement clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Interest Rate Swap Agreement, an amendment or supplement to the Interest Rate Swap Agreement will be effective only after satisfaction of the Rating Agency Condition.

         (ix) The Administrator shall be designated as the Calculation Agent pursuant to the Interest Rate Swap Agreements and shall perform such calculations and duties with respect thereto. The Administrator shall calculate and provide written notification to the Swap Counterparty and to the Indenture Trustee of the notional amount of the Interest Rate Swap as of each Monthly Distribution Date on or before the twelfth day of the month of the related Monthly Distribution Date. The Administrator shall also obtain the calculation of LIBOR from the Calculation Agent under the Indenture and shall calculate the amount of all Swap Payments, Swap Receipts and Swap Termination Payments payable on each Monthly Distribution Date, and shall provide written notification of such amounts to the Swap Counterparty and to the Indenture Trustee prior to such Monthly Distribution Date.

         (c) Additional Duties. (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Section 6 of this Agreement, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

                  (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 3.2 of the Trust Agreement with respect to establishing and maintaining a Capital Account for each Certificateholder.

                  (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                  (iv) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Trust or the Owner Trustee set forth in Section 5.5(a), (b), (c) and (d), the penultimate sentence of Section 5.5 and Section 5.6(a) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

                  (v) The Administrator will provide prior to November 30, 2000 a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

                  (vi) The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee or the Delaware Trustee and any other duties expressly required to be performed by the Administrator pursuant to the Trust Agreement.

                  (vii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         (d) Non-Ministerial Matters. (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                  (A)      the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables or Permitted Investments);

                  (C) the amendment, change or modification of the Related Agreements;

                  (D) the appointment of successor Note Registrars, successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Note Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (E)      the removal of the Indenture Trustee.

                  (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

         3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Seller at any time during normal business hours.

         4.       Compensation.   As  compensation   for  the  performance  of
the   Administrator's obligations  under this  Agreement  and, as  reimbursement for its expenses related thereto, the Administrator shall be entitled to $2,500 annually which shall be solely an obligation of the Seller.

         5. Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         8. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         9.       Term of Agreement;  Resignation  and Removal of Administrator.
(a) This Agreement shall continue in force until the termination of the Issuer in accordance with Section 9.1 of the Trust Agreement, upon which event this Agreement shall automatically terminate.

         (b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days' prior written notice.

         (c) Subject to Sections 9(e) and 9(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                  (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(c) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the happening of such event.

         (d) No  resignation  or removal of the  Administrator  pursuant to this
Section 9 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. The Issuer shall provide written notice of any such resignation or removal to the Indenture Trustee, with a copy to the Rating Agencies.

         (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         (f) Subject to Sections 9(d) and 9(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement.

         10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed of follows:

         (a)      if to the Issuer or the Owner Trustee, to:

                  Ford Credit Auto Owner Trust 2000-F
                  c/o The Bank of New York
                  101 Barclay Street, Floor 12 East
                  New York, New York  10286
                  Attention: Asset-Backed Finance Unit
                  Telephone:  (212) 815-5731
                  Facsimile:  (212) 815-5544


         (b)      if to the Administrator, to:

                  Ford Motor Credit Company
                  One American Road
                  Dearborn, Michigan  48126
                  Attention: Richard P. Conrad
                  Telephone: (313) 594-7765
                  Facsimile: (313) 248-7613


         (c)      if to the Indenture Trustee, to:

                  The Chase Manhattan Bank
                  Corporate Trust Administration
                  450 West 33rd Street, 14th floor
                  New York, New York  10001
                  Attention:  Michael A. Smith
                  Telephone:  (212) 946-3346
                  Facsimile:  (212) 946-8158


or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

         12. Amendments. (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, as set forth in an Opinion of Counsel satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Noteholders and Certificateholders which are required to consent to any such amendment, without the consent of the Noteholders of all the Notes Outstanding and Certificateholders of Certificates evidencing all of the Aggregate Certificate Balance.

                  (b) Upon any proposed amendment or supplement to this Agreement pursuant to this Section 12, if such proposed amendment or supplement would adversely affect any of the Swap Counterparties' rights or obligations under the Interest Rate Swap Agreements or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreements, then the Administrator shall obtain the consent of the Swap Counterparties prior to the adoption of such amendment or supplement, provided each Swap Counterparty's consent shall not be unreasonably withheld, and provided, further, a Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent and in accordance with the terms of the Interest Rate Swap Agreement.

         13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         14. Governing Law. This agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         15. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

         17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         18. Not Applicable to Ford Credit in Other Capacities. Nothing in this Agreement shall affect any right or obligation Ford Credit may have in any other capacity.

         19. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of the Issuer by The Bank of New York not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Chase Manhattan Bank not in its individual capacity but solely as Indenture Trustee and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         20. Third-Party Beneficiary. The Owner Trustee and the Delaware Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

         21. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee, the Delaware Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee, the Delaware Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller or the General Partner to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the General Partner under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the General Partner or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Seller or the General Partner.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    FORD CREDIT AUTO OWNER TRUST 2000-F

                                    By:     THE  BANK OF NEW  YORK,  not in its
                                            individual  capacity
                                            but solely as Owner Trustee


                                            By:
                                            Name:
                                            Title:


                                    THE CHASE  MANHATTAN  BANK,  not in its
                                    individual  capacity but solely as
                                    Indenture Trustee


                                    By:
                                            Name:
                                            Title:


                                    FORD MOTOR CREDIT COMPANY, as Administrator



                                    By:
                                            Name:
                                            Title:

                                                                      APPENDIX A


                              Definitions and Usage

                                   SEE TAB 15.